UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10145 Pacific Heights Boulevard, Suite 500 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 450-9009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 10, 2005, a panel of the NASD Board of Governors denied the request of BakBone Software Incorporated (the “Company”) to continue to have its common stock quoted on the Over-the-Counter Bulletin Board (the “OTCBB”) due to the Company’s failure to be current in its periodic reports with the Securities and Exchange Commission. Accordingly, shares of the Company’s common stock will stop trading on the OTCBB effective open of market on Monday, February 14, 2005. Shares of the Company’s common stock will continue to trade in the United States on the Pink Sheets through designated market makers.

On February 11, 2005, the Company issued a press release announcing the ruling of the panel. The press release is filed with this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of BakBone Software Incorporated, dated February 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED (Registrant)

Date: February 11, 2005	By:	/s/ John Fitzgerald
John Fitzgerald
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of BakBone Software Incorporated, dated February 11, 2005.